UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_______________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

October 20, 2016

(Date of earliest event reported)

Callon Petroleum Company

(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

200 North Canal St.

Natchez, Mississippi  39120

(Address of principal executive offices, including zip code)

(601) 442-1601

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 is incorporated by reference into this Item 1.01.

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on September 6, 2016, Callon Petroleum Operating Company (“CPOC”), a wholly owned subsidiary of Callon Petroleum Company (“Callon” or the “Company”), entered into a purchase and sale agreement (the “Plymouth Purchase Agreement”) with Plymouth Petroleum, LLC, and subsequently with additional sellers (the “Sellers”) that exercised their “tag-along” sales rights, for the purchase of certain oil and gas producing properties and undeveloped acreage in the Midland Basin (the “Plymouth Acquisition”).

On October 20, 2016, CPOC completed the Plymouth Acquisition for a purchase price of approximately $340 million in cash, subject to customary post-closing adjustments.  The Plymouth Purchase Agreement provides for customary adjustments to the purchase price based on an effective date of September 1, 2016.

The acquired properties include approximately 6,904 gross (5,952 net) surface acres, primarily located in Howard County, Texas. The Company operates over 90% of the acquired acreage and owns an estimated 82% average working interest (62% average net revenue interest) in the acquired properties.

The foregoing description is qualified in its entirety by reference to the full text of the Plymouth Purchase Agreement, which has  been filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated September 1, 2016 and is incorporated in this Report by reference.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On October 24, 2016, the Company issued a press release, attached as Exhibit 99.1, announcing the closing of the Plymouth Acquisition. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements of business Acquired

The Company will file the financial statements required by Item 9.01 (a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

The Company will file the financial statements required by Item 9.01 (a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

Exhibit Number	Title of Document

2.1

Purchase and Sale Agreement between Plymouth Petroleum, LLC, and subsequently with additional sellers, as Sellers, and CPOC, as Purchaser, dated September 1, 2016 (incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K, filed on September 6, 2016)

99.1	Press release dated October 24, 2016, announcing the closing of the Plymouth Acquisition

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

October 24, 2016	By: /s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Title of Document

2.1

Purchase and Sale Agreement between Plymouth Petroleum, LLC, and subsequently with additional sellers, as Sellers, and CPOC, as Purchaser, dated September 1, 2016 (incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K, filed on September 6, 2016)

99.1	Press release dated October 24, 2016, announcing the closing of the Plymouth Acquisition